Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
14.	SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after December 31, 2025 through the date the consolidated financial statements were available for issuance and identified the following subsequent event occurred that would require recognition or disclosure in the Company’s consolidated financial statements.

On April 6, 2026, the Group and B&G entered into a supplemental agreement terminating B&G’s delivery obligation for the remaining 57,241 miners. Under the supplemental agreement, B&G is obligated to refund approximately $206.0 million The approximately $36.4 million termination fee was recognized as a loss in the year ended December 31, 2025 and is included in general and administrative expenses. Management has assessed the credit risk of B&G and has concluded that the refund is probable; however, no assurance can be given that B&G will fulfill its payment obligations.